Offerings - Offering: 1	Jul. 29, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.548% Fixed-to-Floating Rate Senior Notes due 2033
Amount Registered | shares	600,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 600,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 91,860.00
Offering Note	(1) Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.